THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
GENERATIONSTM
FLEXIBLE PAYMENT VARIABLE AND FIXED GROUP
DEFERRED ANNUITY CERTIFICATES
SUPPLEMENT DATED MAY 18, 2001
TO
PROSPECTUS
DATED MAY 1, 2001

          Effective May 18, 2001, The United States Life Insurance Company in the City of New York ("USL") is amending the prospectus solely for the purpose of reflecting an expected change in ownership of USL's parent company.

          On page 17 of the prospectus, the second and third paragraphs of the section titled "USL" are deleted in their entirety and replaced with the following:

On May 11, 2001, American General Corporation, the parent of USL, announced that it had terminated its previously announced merger agreement with London-based Prudential plc, and concurrently agreed to be acquired by American International Group, Inc. American International Group, Inc. is one of the world's leading insurance and financial services organizations and the largest underwriter of commercial and industrial insurance in the United States. It is currently anticipated that the transaction, which is subject to approval by American General Corporation shareholders, regulatory approvals and other customary conditions, will close by the end of 2001.